September 17, 2025

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Municipal Opportunities Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon National Intermediate Municipal Bond Fund
(each, a "Fund" and collectively, the "Funds")

Supplement to Summary Prospectuses, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the "Trust") has approved, subject to shareholder approval, the conversion of each Fund, which currently operates as a mutual fund, into a corresponding exchange-traded fund ("ETF") (each, a "Reorganization" and collectively, the "Reorganizations"). If the Reorganization of a Fund is approved by the Fund's shareholders, the Fund will be converted into an ETF through its reorganization with and into a corresponding newly created ETF (each, an "Acquiring ETF" and collectively, the "Acquiring ETFs") listed below pursuant to an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of each Fund, and BNY Mellon ETF Trust II ("ETF Trust II"), on behalf of each Acquiring ETF.

Fund	Acquiring ETF
BNY Mellon Corporate Bond Fund	BNY Mellon Core Plus ETF
BNY Mellon Intermediate Bond Fund	BNY Mellon Active Core Bond ETF
BNY Mellon Municipal Opportunities Fund	BNY Mellon Municipal Opportunities ETF
BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Municipal Short Duration ETF
BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon Municipal Intermediate ETF

IMPORTANT INFORMATION:

• If shareholders approve the Reorganizations, each Fund is expected to be converted from a mutual fund to an ETF on or about January 9, 2026 (the "Closing Date").

• If you hold shares of a Fund in an account that can hold shares of an ETF (a "Qualifying Account"), you will receive shares of the corresponding Acquiring ETF in exchange for your Fund shares on the Closing Date if the Reorganization of your Fund is approved, and no action is needed by you.

• If you hold shares of a Fund in an account that cannot hold shares of an ETF (a "Non-Qualifying Account"), there are certain actions you can take. See the "Questions and Answers" section below for further information.

• Shareholders of each Fund will vote separately with respect to their Fund. The Reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the Reorganization of their Fund.

A special joint meeting of shareholders of the Funds during which shareholders will vote on the Reorganizations is expected to be held on December 9, 2025. Completion of the Reorganizations is subject to conditions under the Agreement, including shareholder approval. A Combined Prospectus/Proxy Statement containing more information with respect to the Reorganizations will be provided to shareholders of record of the Funds in advance of the meeting.

If the Reorganization of a Fund is approved and completed, the corresponding Acquiring ETF will carry on the business of the Fund and assume its performance and financial records. Each Acquiring ETF will have the same or similar investment objectives and similar investment strategies as the corresponding Fund. BNY Mellon Investment Adviser, Inc. ("BNYIA") is the investment adviser to the Funds and BNY Mellon ETF Investment Adviser, LLC ("BNY ETF Adviser"), an affiliate of BNYIA, will serve as the investment adviser to the Acquiring ETFs. Insight North America LLC ("INA"), the Funds' sub-adviser effective October 1, 2025, will serve as the sub-adviser to the Acquiring ETFs and, subject to BNY ETF Adviser's supervision and approval, provide the day-to-day management of the Acquiring ETFs' investments. Each Acquiring ETF's primary portfolio management team will consist of the corresponding Fund's current primary portfolio manager(s) and additional new primary portfolio managers. Each Acquiring ETF will not commence investment operations until the respective Reorganization is completed.

If a Reorganization is approved by shareholders of a Fund:

• No sales charge, redemption fee or contingent deferred sales charges will be imposed. In addition, the corresponding Acquiring ETF will not be subject to any sales charges, redemption fees or contingent deferred sales charges.

• Investor shares of the Fund will be converted into Class M shares of the Fund (without a charge) approximately two to three weeks before the Reorganization. In addition, approximately two weeks before the Reorganization, the Fund may, if deemed advisable by management of BNYIA, effect a share split (either forward or reverse) to approximate the net asset value per share of the corresponding Acquiring ETF. After such share split (if any), any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The redemption of fractional shares is expected to occur approximately two business days before the Reorganization. The distribution to shareholders of redemption proceeds, which is expected to be a small amount, will likely be a taxable event to shareholders who hold their shares in a taxable account and shareholders are encouraged to consult their tax advisors to determine the effect of such redemption.

• If you hold your Fund shares through a Qualifying Account and do not want to receive shares of the corresponding Acquiring ETF, you can exchange your Fund shares for shares of another series of the Trust that is not participating in the Reorganization or redeem your Fund shares. The exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. Approximately two weeks prior to the Closing Date, the Fund will no longer permit exchanges. The last day to redeem Fund shares will be the second business day immediately preceding the Closing Date.

• If you hold your Fund shares through a Non-Qualifying Account, there are certain actions you can take. See the "Questions and Answers" section below for further information.

It is anticipated that each Acquiring ETF will have lower expenses than the corresponding Fund. BNYIA believes that Fund shareholders also may benefit from certain potential advantages offered by ETFs, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, more efficient portfolio management, and lower portfolio transaction costs. Accordingly, management recommended, and the Trust's Board of Trustees unanimously concluded, with respect to each Fund, that reorganizing the Fund with and into the corresponding Acquiring ETF is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the Reorganization.

As a condition to the closing of each Reorganization, the respective Fund and the corresponding Acquiring ETF will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders or the Acquiring ETF as a direct result of the Reorganization (except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization).

In connection with each Reorganization, shareholders of a Fund who hold shares in a Qualifying Account at the time of the Reorganization will receive shares of the corresponding Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of that shareholder's investment in the Fund immediately before the Reorganization and may receive a cash payment in lieu of fractional shares of the corresponding Acquiring ETF. The redemption of fractional shares may be a taxable event.

Importantly, to receive shares of an Acquiring ETF as part of a Reorganization, Fund shareholders must hold their shares of a Fund through a Qualifying Account. If a Reorganization is approved by Fund shareholders, no further action is required for shareholders who hold Fund shares through a Qualifying Account.

If Fund shareholders do not hold their shares of a Fund through a Qualifying Account, they will not receive shares of the corresponding Acquiring ETF as part of a Reorganization. Such shareholders should refer to the "Questions and Answers" section below for actions that must be taken to receive shares of an Acquiring ETF as part of a Reorganization.

Effective on or about December 1, 2025:

• No investments for new accounts will be permitted in a Fund (with the exception of new accounts for clients of BNY Wealth, certain retirement plans (as applicable), certain wrap programs and existing Fund shareholders who are transferring their Fund accounts to a brokerage or other account that is eligible to hold Acquiring ETF shares). The reinvestment of dividends and capital gains distributions will continue to be permitted.

• Each Fund's shareholder services plan fees will be waived.

Two business days prior to the Closing Date, each Fund will be closed to all purchases and redemptions.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

Q. What types of shareholder accounts can receive Acquiring ETF shares as part of the Reorganizations (i.e., Qualifying Accounts)?

A. If you hold your Fund shares through an account that may hold Acquiring ETF shares (a "Qualifying Account"), such as accounts with an affiliated broker-dealer of BNYIA or BNY ETF Adviser or an unaffiliated broker-dealer, then you will be eligible to receive Acquiring ETF shares in a Reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive Acquiring ETF shares as part of the Reorganizations (i.e., Non-Qualifying Accounts) and what will happen if you own your investment in the Fund through such accounts?

A. The following account types cannot hold shares of ETFs:

• Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive corresponding Acquiring ETF shares as part of the Reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

• Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account ("IRA") or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to a Reorganization or, if applicable, your financial intermediary may transfer your investment in a Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

• Fund Direct Accounts: If you hold Fund shares in an account directly with a Fund at its transfer agent, BNY Mellon Transfer, Inc., you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.

• Fund Direct BNY-Sponsored Retirement Accounts: If you hold Fund shares through a BNY-sponsored retirement account directly with a Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of the Dreyfus Government Cash Management prospectus, please call 1-800-373-9387.

If you are unsure about the ability of your account to accept Acquiring ETF shares (i.e., ETF shares), please call BNY Brokerage Services at 1-800-843-5466, or contact your financial advisor or other financial intermediary.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?

A. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to a Qualifying Account. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q. How do I transfer my Fund shares from a fund direct account to a Qualifying Account?

A. Transferring your Fund shares from a fund direct account to a Qualifying Account should be a simple process. Qualifying Accounts are offered by BNY Brokerage Services. To open a brokerage account with BNY Brokerage Services, please call 1-800-843-5466, visit https://bnybrokerageaccount.netxinvestor.com/nxi/welcome, or contact your financial advisor or other financial intermediary.  The sooner you initiate the transfer, the better.

Q. What if I do not want to own shares of an Acquiring ETF?

A. If the Reorganization of your Fund is approved by Fund shareholders and you hold your shares through a Qualifying Account but you do not want to receive corresponding Acquiring ETF shares, you can exchange your Fund shares for shares of another series of the Trust that is not participating in the Reorganization or redeem your Fund shares. The exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. Approximately two weeks prior to the Closing Date, the Funds will no longer permit exchanges. The last date to redeem your Fund shares will be the second business day immediately preceding the Closing Date. The Closing Date is expected to be on or about January 9, 2026.

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If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-866-804-5023. If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for accounts held by BNY Brokerage Services. Holders of direct accounts should call 1-800-373-9387.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring ETFs, nor is it a solicitation of any proxy. A Combined Prospectus/Proxy Statement with respect to the proposed Reorganizations will be mailed prior to the meeting to the Funds' shareholders of record as of October 17, 2025. The Combined Prospectus/Proxy Statement will describe the Acquiring ETFs, including the investment objectives and strategies and the associated risks of investing in the Acquiring ETFs, how shares of the Acquiring ETFs are priced and how shareholders may purchase and sell their Acquiring ETF shares, and some unique features of ETFs as compared to mutual funds, along with other matters related to the Reorganizations.

Please retain this supplement for future reference.

MFTSTK0925-2